Exhibit 3.247

Exhibit 3.247
Form LP-1
State of California
Secretary of State
CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT—Read instruction on back before completion this form
This Certificate is presented for filing pursuant to Section 15621 California Corporations Code.
1. NAME OF LIMITED PARTNERSHIP
Falcon Cable Systems Company II, L.P.
2. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE CITY AND STATE ZIP CODE
10900 Wilshire Boulevard, Fifteenth Floor, Los Angeles, CA 90024
3. STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS AN ANOTHER STATE CITY ZIP CODE CA
4. COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON 19 WITH THE RECORDER OF COUNTY. FILE OR RECORDATION NUMBER
5. NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)
A. NAME: Falcon Holding Group, L.P. ADDRESS 10900 Wilshire Blvd., 15th Floor CITY: Los Angeles STATE: CA ZIP CODE: 90024
B. NAME: ADDRESS: CITY: STATE: ZIP CODE:
C. NAME: ADDRESS: CITY: STATE: ZIP CODE:
D. NAME: ADDRESS: CITY: STATE: ZIP CODE:
6. NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS.
Name: Mark A. Goldman ADDRESS: 1801 Century Park East, Suite 2222 CITY: Los Angeles STATE: CA ZIP CODE: 90067
7. ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.
NUMBER OF PAGES ATTACHED -0-
8. INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.
NUMBER OF GENERAL PARTNES(S) SIGNATURE(S) IS MARK 1 (PLEASE INDICATE NUMBER ONLY)
9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED (SEE INSTRUCTIONS)
SIGNATURE ,Frank J. Intiso, President, Falcon Holding Group, Inc., General Partner of Falcon Holding Group, L.P. 5/28/96 POSITION OR TITLE DATE POSITION OR TITLE DATE SIGNATURE SIGNATURE
10. RETURN ACKNOWLEDGEMENT TO: NAME Ronald M. Boldt, Esq.
ADDRESS Weinstein, Boldt, Racine, etal.
CITY 1801 Century Park East, Suite 2200
STATE Los Angeles, CA 90067-2336 ZIP CODE SEC STATE REV 1 93 FORM LP-1 — FILING FEE. $ 70.00 Approved by Secretary of State
THIS SPACE FOR FILING OFFICER USE 9614300023 FILED In the office of the Secretary of State of the State of California MAY 2 1 1996’ BILL JONES, Secretary of State

May 17, 1996

Secretary of State

1500 Eleventh Street

Third Floor

Sacramento, CA 95814-5701

Re:	Formation of Falcon Cable Systems Company II, L.P.

Dear Sir:

Falcon Cable Systems Company, a California limited partnership, hereby consents to the use of the name Falcon Cable Systems Company II, L.P. for a California limited partnership to be formed by Falcon Holding Group, L.P. Falcon Cable Systems Company II, L.P. will be affiliated with the undersigned.

Very truly yours,

FALCON CABLE SYSTEMS COMPANY, a California limited partnership

By:	FALCON CABLE INVESTORS GROUP, a California limited partnership, its general partner

By:	FALCON HOLDING GROUP, L.P., a Delaware limited partnership, its general partner

By:	FALCON HOLDING GROUP, INC., a California corporation, its general partner

	By:	/s/ Frank J. Intiso
Frank J. Intiso
	Title:	President

FALCON CABLE SYSTEMS COMPANY 10900 Wilshire Blvd., 15th Floor, Los Angeles, CA 90024 - Tel: (310) 824-9990 Fax:(310) 208-3655

State of California

Secretary of State

Form LP-

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

IMPORTANT—Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1 SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE—FORM LP-1)	2. NAME OF LIMITED PARTNERSHIP
9614300023	Falcon Cable Systems Company II, L.P.

3 THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTION(S) CONTINUE ON SECOND PAGE, IF NECESSARY)

A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:

B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: ZIP CODE:	E. GENERAL PARTNER NAME CHANGE: OLD NAME: NEW NAME:
C. CALIFORNIA OFFICE ADDRESS CHANGE: ADDRESS: CITY: STATE: CA ZIP CODE:	F. GENERAL PARTNER(S) WITHDRAWN: NAME: NAME:
D. GENERAL PARTNER ADDRESS CHANGE: NAME: ADDRESS: CITY: STATE: ZIP CODE:	G. GENERAL PARTNER ADDED: NAME: Falcon Investors Group, Ltd., a California limited partnership ADDRESS: 474 South Raymond Avenue, Suite 200 CITY: Pasadena STATE: CA ZIP CODE: 91105
H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP: NAME: ADDRESS: CITY: STATE: ZIP CODE:	I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO: NAME: ADDRESS: CITY: STATE: CA ZIP CODE:
J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO: [ ] (PLEASE INDICATE NUMBER ONLY)	K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S) NUMBER OF PAGES ATTACHED: -0-

4 IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

SIGNATURE Michael K. Menerey, Chief Financial Officer, Falcon Holding
POSITION OR TITLE DATE
Group, Inc., General Partner of Falcon Investors Group, Ltd., a California limited partnerhsip 6/3/96
SIGNATURE
POSITION OR TITLE DATE

SIGNATURE Michael K. Menerey, Chief Financial Officer, Falcon Holding
POSITION OR TITLE DATE
Group, Inc., General Partner of Falcon Holding Group, L.P. 6/3/96
SIGNATURE
POSITION OR TITLE DATE

THIS SPACE FOR FILING OFFICER USE

9614300023

FILED
In the office of the Secretary of State of the State of California

JUN 19 1996

BILL JONES, Secretary of State

5 RETURN ACKNOWLEDGMENT TO:

NAME Ronald M. Boldt, Esq.
ADDRESS Weinstein, Boldt, et al.
CITY 1801 Century Park East, #2200
STATE Los Angeles, CA 90067-2336
ZIP CODE

SEC STATE REV 1 93

FORM LP-2 — FILING FEE $15.00
Approved by Secretary of State

State of California Form Lp-2
Secretary of State
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT—Read instructions on back before completing this form
This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.
1. SECRETARY OF STATE FILE NO.
(ORIGINAL CERTIFICATE—FORM LP-1)
9614300023
2. NAME OF LIMITED PARTNERSHIP
Falcon Cable Systems Company II, L.P.
3. THE CERTIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: COMPLETE APPROPRIATE SUB-SECTIONS(S) (CONTINUE ON SECOND PAGE, IF NECESSARY)
A. THE LIMITED PARTNERSHIP NAME IS CHANGED TO:
B. PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:
ADDRESS:
CITY:     STATE:ZIP CODE:
C. CALIFORNIA OFFICE ADDRESS CHANGE:
ADDRESS:
CITY:     STATE:CAZIP CODE:
D. GENERAL PARTNER ADDRESS CHANGE:
NAME:
ADDRESS:
CITY:     STATE:ZIP CODE:
E. GENERAL PARTNER NAME CHANGE:
OLD NAME:
NEW NAME:
F. GENERAL PARTNER(S) WITHDRAWN:
NAME: Falcon Holding Group, L.P.
NAME:
G. GENERAL PARTNER ADDED:
NAME: Falcon Cable Communications, LLC
ADDRESS: 10900 Wilshire Boulevard, 15th FI.
CITY: Los Angeles STATE: CA    ZIP CODE: 90024
H. PERSON(S) WINDING UP AFFAIRS OF LIMITED PARTNERSHIP:
NAME:
ADDRESS:
CITY:     STATE:ZIP CODE:
I. INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:
NAME:
ADDRESS:
CITY:     STATE: CAZIP CODE:
J. THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, RESTATEMENT, DISSOLUTION, CONTINUATION, CANCELLATION AND MERGER IS CHANGED TO:
(PLEASE INDICATE NUMBER ONLY)
K. OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTACHED PAGE(S)
NUMBER OF PAGES ATTACHED:
4. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
FALCON CABLE COMMUNICATIONS, LLC
By:    Falcon Communications, L.P., its sole Member
By:    Falcon Holding Group, L.P., its Managing General Partner
By:    Falcon Holding Group, Inc., its General Partner
By:
Name: Stanley S. Itskowitch
Title: Executive Vice President
5. RETURN ACKNOWLEDGEMENT TO:
NAME     Andrea J. Scerbo
ADDRESS    Dow, Lohnes & Albertson
CITY     1200 New Hampshire Avenue, N.W.
STATE     Suite 800
ZIP CODE    Washington, DC 20036
SEC/STATE REV. 1/93 (CALIF. - LP 2712 - 3/6/96)
FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State
THIS SPACE FOR FILING OFFICER USE
9614300023
FILED
In the office of the Secretary of State of the State of California
OCT 01 1998
BILL JONES, Secretary of State

State of California
Secretary of State
Bill Jones
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
A $30.00 filing fee must accompany this form.
IMPORTANT – Read instructions before completing this form.
FILED
In the Office of the Secretary of State of the State of California
DEC 23 1999
BILL JONES, Secretary of State
This Space For Filing Use Only
1. SECRETARY OF STATE FILE NUMBER
9614300023
2. NAME OF LIMITED PARTNERSHIP
Falcon Cable Systems Company II, L.P.
3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS “LIMITED PARTNERSHIP” OR THE ABBREVIATION “L.P.”)
B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS     12444 Powerscourt Drive, Suite 100
CITY     St. Louis STATE MOZIPCODE63131
C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY      STATECAZIPCODE
D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS     12444 Powerscourt Drive, Suite 100
CITY    St.Louis STATEMOZIPCODE 63131
E. NAME CHANGE OF A GENERAL PARTNER
FROM:     TO:
F. GENERAL PARTNER(S) CESSATION
G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY     STATEZIPCODE
H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY     STATEZIPCODE
I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS
GKL Corporate/Search, Inc.
J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY     STATECAZIPCODE
K. NUMBER OF GENERAL PARTNERS’ SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.
L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)
5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
Falcon Investors Group, Ltd., A California Limited Partnership, By:
    Vice PresidentMarcy Lifton
SIGNATURE     POSITION OR TITLEPRINT NAMEDATE
    Falcon Cable Communications, LLC By:
    Vice PresidentMarcy Lifton
SIGNATURE     POSITION OR TITLEPRINT NAMEDATE
SEC/STATE (REV. 10/98)     FORM LP-2-FILING FEE: $30.00
    Approved by Secretary of State

State of California
Secretary of State
Bill Jones

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT-- Read instructions before completing this form.

FILED
In the office of the Secretary of State of the State of California
JUN 22 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

1. SECRETARY OF STATE FILE NUMBER 199614300023
2. NAME OF LIMITED PARTNERSHIP Falcon Cable Systems Company II, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION Falcon Investors Group, Ltd., A California Limited Partnership

G. GENERAL PARTNER ADDED
NAME Charter Communications VII, LLC
ADDRESS 12444 Powerscourt Drive, #100
CITY St. Louis STATE Missouri ZIP CODE 63131

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) -0-

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
[signature]	Marcy Lifton, Vice President of	Charter Communications VII, LLC	5/24/01
[signature]	Marcy Lifton, Vice President of	Falcon Cable Communications, LLC	5/24/01

SEC/STATE (REV. 10/98)
FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

STATE OF CALIFORNIA
Bill Jones
Secretary of State

FILED
In the Office of the Secretary of State
of the State of California

JUL 0 2 2001

BILL JONES, Secretary of State

This Space For Filing Use Only

OTHER BUSINESS ENTITY CERTIFICATE OF MERGER

(Corporations Code Sections 1113(g)(1) and (2), 6019.1, 8019 and 12540.1)

Filing Fee – Please see instructions.
IMPORTANT – Read instructions before completing this form.

1. Name of surviving entity: Falcon Cable Systems Company II L.P.	2. Type of entity: LP	3. Secretary of State File Number: 199614300023	4. Jurisdiction: California
5. Name of disappearing entity: Nevada Reorg, LLC	6. Type of entity: LLC	7. Secretary of State File Number: Not Applicable	8. Jurisdiction: Delaware
9. Future effective date, if any:	Month	Day	Year

10. If a vote was required enter the outstanding interests of each class entitled to vote on the merger and the percentage of vote required:

Surviving Entity: Each class entitled to vote	Percentage of vote required	Disappearing Entity: Each class entitled to vote	Percentage of vote required
General Partners	100%	Member	100%
Limited Partner	51%		

11. The principal terms of the agreement of merger were approved by a vote of the number of interests or shares of each class that equaled or exceeded the vote required.

12. If equity securities of a parent party are to be issued in the merger:
[ ] No vote of the shareholders of the parent party was required. [ ] The required vote of the shareholders of the parent party was obtained.

SECTION 13 IS ONLY APPLICABLE IF THE SURVIVING ENTITY IS A DOMESTIC LIMITED LIABILITY COMPANY, DOMESTIC LIMITED PARTNERSHIP OR PARTNERSHIP

13. Requisite changes to the information set forth in the Articles of Organization, Certificate of Limited Partnership or Statement of Partnership Authority of the surviving limited liability company, limited partnership or partnership resulting from the merger. Attach additional pages, if necessary.

SECTION 14 IS APPLICABLE IF THE SURVIVING ENTITY IS AN OTHER BUSINESS ENTITY.

14. Principal business address of the surviving other business entity:
Address:
City: State: Zip:

15. Other information required to be stated in the Certificate of Merger by the laws under which each constituent other business entity is organized. Attach additional pages if necessary.

16. Statutory or other basis under which each foreign other business entity is authorized to effect the merger:
18-209 Delaware Limited Liability Company Act

17. Number of pages attached, if any: -0-

18. I certify that the statements contained in this document are true and correct of amy own knowledge. I declare that I am the person who is executing this instrument, which execution is my ~~act and deed~~.

Curtis S. Shaw, Senior Vice President of Charter Communications VII, LLC, General Partner of Falcon Cable Systems Company II, L.P.

Signature of Authorized Person for the Surviving Entity	Date	Type or Print Name and Title of Person Signing	Date
Signature of Authorized Person for the Surviving Entity	Date	Curtis S. Shaw, Senior VP of Charter Communications VII, LLC, GP of Falcon Cable	
		Type or Print Name and Title of Person Signing	Date
Signature of Authorized Person for the Surviving Entity	Date	Systems Company II, L.P., Sole Member of	
		Type or Print Name and Title of Person Signing	Date
Signature of Authorized Person for the Surviving Entity	Date	Nevada Reorg, LLC	
		Type or Print Name and Title of Person Signing	Date

SEC/STATE (REV 12/99) FORM OBE MERGER-1 – APPROVED BY SECRETARY OF STATE

State of California
Secretary of State
Bill Jones

FILED
In the Office of the Secretary of State
of the State of California
JUL 25 2001
BILL JONES, Secretary of State
This Space For Filing Use Only

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT -- Read instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER
199614300023

2. NAME OF LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II, L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS
CITY STATE ZIP CODE

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION
FALCON CABLE COMMUNICATIONS, LLC

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY)

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE
Marcy Lifton	Marcy Lifton, Vice President of	CHARTER COMMUNICATIONS VII, LLC	7/23/01
Marcy Lifton	Marcy Lifton, Vice President of	FALCON CABLE COMMUNICATIONS, LLC	7/23/01

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE $30.00
Approved by Secretary of State

392756.01 05

State of California
Secretary of State
Bill Jones

FILED
In the Office of the Secretary of State of the State of California

NOV - 5 2001

BILL JONES, Secretary of State

This Space For Filing Use Only

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP

A $30.00 filing fee must accompany this form.
IMPORTANT-- Read instructions before completing this form.

1. SECRETARY OF STATE FILE NUMBER 199614300023
2. NAME OF LIMITED PARTNERSHIP Falcon Cable Systems Company II,L.P.

3. COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

A. LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "L.P.")

B. THE STREET ADDRESS OF THE PRINCIPAL OFFICE
ADDRESS 12405 Powerscourt Drive
CITY St. Louis STATE MO ZIP CODE 63131

C. THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
CITY STATE CA ZIP CODE

D. THE ADDRESS OF GENERAL PARTNER(S)
NAME
ADDRESS
CITY STATE ZIP CODE

E. NAME CHANGE OF A GENERAL PARTNER FROM: TO:

F. GENERAL PARTNER(S) CESSATION

G. GENERAL PARTNER ADDED
NAME
ADDRESS
CITY STATE ZIP CODE

H. THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
CITY STATE ZIP CODE

I. THE NAME OF THE AGENT FOR SERVICE OF PROCESS LEXIS Document Services Inc.

J. IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS
CITY STATE CA ZIP CODE

K. NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION.

L. OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).

4. TOTAL NUMBER OF PAGES ATTACHED (IF ANY) None

5. I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

[signature] Vice President of Charter Communications VII, LLC - General Partner — Marcy Lifton — 10/31/01
SIGNATURE — POSITION OR TITLE — PRINT NAME — DATE

SIGNATURE — POSITION OR TITLE — PRINT NAME — DATE

SEC/STATE (REV. 10/98)

FORM LP-2 – FILING FEE: $30.00
Approved by Secretary of State

LP-2	Amendment to Certificate of Limited Partnership (LP)

To change information of record for your LP, fill out this form, and submit for filing along with:

- A $30 filing fee.
- A separate, non-refundable $15 service fee also must be included, if you drop off the completed form.

Items 3–7: Only fill out the information that is changing. Attach extra pages if you need more space or need to include any other matters.

FILED 84
Secretary of State
State of California
OCT 0 2 2013

IPC This Space For Office Use Only

For questions about this form, go to www.sos.ca.gov/business/be/filing-tips.htm

① LP's File No. (issued by CA Secretary of State) 199614300023

② LP's Exact Name (on file with CA Secretary of State) FALCON CABLE SYSTEMS COMPANY II, L.P.

New LP Name

③ ____________ Proposed New LP Name

The new LP name: must end with: "Limited Partnership," "LP," or "L.P.," and may not contain "bank," "insurance," "trust," "trustee," incorporated," "inc.," "corporation," or "corp."

New LP Addresses

④ a. ____________ Street Address of Designated Office in CA | City (no abbreviations) | CA State | Zip

b. ____________ Mailing Address of LP, if different from 4a | City (no abbreviations) | State | Zip

New Agent/Address for Service of Process (The agent must be a CA resident or qualified 1505 corporation in CA.)

⑤ a. Corporation Service Company which will do business in California as CSC-Lawyers Incorporating Service
Agent's Name

b. ____________ Agent's Street Address (if agent is not a corporation) | City (no abbreviations) | CA State | Zip

General Partner Changes

⑥ a. New general partner: Name | Address | City (no abbreviations) | State | Zip

b. Address change: Name | New Address | City (no abbreviations) | State | Zip

c. Name change: Old name: ____________ New name: ____________

d. Name of dissociated general partner: ____________

Dissolved LP (Either check box a or check box b and complete the information. Note: To terminate the LP, also file a Certificate of Cancellation (Form LP-4/7), available at www.sos.ca.gov/business/be/forms.htm.)

⑦ a. ☐ The LP is dissolved and wrapping up its affairs.

b. ☐ The LP is dissolved and has no general partners. The following person has been appointed to wrap up the affairs of the LP: Name | Address | City (no abbreviations) | State | Zip

Read and sign below: This form must be signed by (1) at least one general partner; (2) by each person listed in item 6a; and (3) by each person listed in item 6d if that person has not filed a Certificate of Dissociation (Form LP-101). If item 7b is checked, the person listed must sign. If a trust, association, attorney-in-fact, or any other person not listed above is signing, go to www.sos.ca.gov/business/be/filing-tips.htm for more information. If you need more space, attach extra pages that are 1-sided and on standard letter-sized paper (8 1/2" x 11"). All attachments are part of this amendment. Signing this document affirms under penalty of perjury that the stated facts are true.

Charter Communications VII, LLC, General Partner

[signature] Sign here | Paul J. Rutterer, VP, Associate General Counsel, and Asst. Secretary Print your name here | 10/2/2013 Date

Sign here | Print your name here | Date

Make check/money order payable to: Secretary of State Upon filing, we will return one (1) uncertified copy of your filed document for free, and will certify the copy upon request and payment of a $5 certification fee.	By Mail Secretary of State Business Entities, P.O. Box 944225 Sacramento, CA 94244-2250	Drop-Off Secretary of State 1500 11th Street, 3rd Floor Sacramento, CA 95814

Corporations Code § 15902.02
LP-2 (REV 01/2013)

2013 California Secretary of State
www.sos.ca.gov/business/be